Exhibit 99.2

Third Quarter Financial Supplement

September 30, 2018

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Dear Investor,

Thank you for your continued interest in Genworth Financial.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

On December 22, 2017, the Tax Cuts and Jobs Act (TCJA) was signed into law. The TCJA reduced the U.S. corporate federal income tax rate to 21% effective for taxable years beginning on January 1, 2018. Therefore, beginning in the first quarter of 2018, the company assumed a tax rate of 21% on certain adjustments to reconcile net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (unless otherwise indicated). In the prior year, the company assumed a tax rate of 35%, the previous U.S. corporate federal income tax rate prior to the enactment of the TCJA, on certain adjustments to reconcile net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income. These adjustments are also net of the portion attributable to noncontrolling interests and net investment gains (losses) are adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

The company recorded a pre-tax expense of $2 million in the third quarter of 2018 and $1 million in the third and first quarters of 2017 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.'s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

On December 22, 2017, the TCJA was signed into law. The TCJA reduced the U.S. corporate federal income tax rate to 21% effective for taxable years beginning on January 1, 2018 and migrated the worldwide tax system to a territorial international tax system. Therefore, beginning on January 1, 2018 the company taxed its international businesses at their local statutory tax rates and its domestic businesses at the new enacted tax rate of 21%. The company allocates its consolidated provision for income taxes to its operating segments. The allocation methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company's revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in-force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,731	$10,583	$10,391	$10,391	$10,034
Total accumulated other comprehensive income	2,067	2,327	2,627	3,027	3,035

Total Genworth Financial, Inc.’s stockholders’ equity	$12,798	$12,910	$13,018	$13,418	$13,069

Book value per share	$25.56	$25.78	$26.00	$26.88	$26.19
Book value per share, excluding accumulated other comprehensive income	$21.43	$21.14	$20.76	$20.82	$20.10
Common shares outstanding as of the balance sheet date	500.8	500.7	500.6	499.2	499.1

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
U.S. GAAP Basis ROE	7.7%	7.4%	7.7%	8.2%	3.5%
Operating ROE(1)	7.6%	7.1%	6.7%	7.0%	2.4%

	Three months ended
Quarterly Average ROE	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
U.S. GAAP Basis ROE	5.5%	7.2%	4.3%	13.8%	4.3%
Operating ROE(1)	5.4%	7.6%	4.8%	12.8%	3.0%

Basic and Diluted Shares	Three months ended September 30, 2018	Nine months ended September 30, 2018
Weighted-average common shares used in basic earnings per share calculations	500.7	500.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	2.6	2.6

Weighted-average common shares used in diluted earnings per share calculations	503.3	502.9

(1)	See page 48 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,122	$1,136	$1,140	$3,398	$622	$1,135	$1,111	$1,136	$4,004
Net investment income	815	828	804	2,447	812	797	801	790	3,200
Net investment gains (losses)	13	(14)	(31)	(32)	45	85	101	34	265
Policy fees and other income	193	209	202	604	207	198	210	211	826

Total revenues	2,143	2,159	2,115	6,417	1,686	2,215	2,223	2,171	8,295

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,321	1,205	1,311	3,837	1,383	1,344	1,206	1,246	5,179
Interest credited	151	152	156	459	152	164	163	167	646
Acquisition and operating expenses, net of deferrals	243	253	240	736	247	265	240	270	1,022
Amortization of deferred acquisition costs and intangibles	83	112	104	299	119	83	139	94	435
Interest expense	72	77	76	225	75	73	74	62	284

Total benefits and expenses	1,870	1,799	1,887	5,556	1,976	1,929	1,822	1,839	7,566

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	273	360	228	861	(290)	286	401	332	729
Provision (benefit) for income taxes	63	111	63	237	(555)	102	130	116	(207)

INCOME FROM CONTINUING OPERATIONS	210	249	165	624	265	184	271	216	936
Loss from discontinued operations, net of taxes(1)	—	—	—	—	—	(9)	—	—	(9)

NET INCOME	210	249	165	624	265	175	271	216	927
Less: net income (loss) attributable to noncontrolling interests	64	59	53	176	(88)	68	69	61	110

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$146	$190	$112	$448	$353	$107	$202	$155	$817

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.29	$0.38	$0.22	$0.89	$0.71	$0.23	$0.40	$0.31	$1.66
Diluted	$0.29	$0.38	$0.22	$0.89	$0.70	$0.23	$0.40	$0.31	$1.65
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.29	$0.38	$0.22	$0.89	$0.71	$0.21	$0.40	$0.31	$1.64
Diluted	$0.29	$0.38	$0.22	$0.89	$0.70	$0.21	$0.40	$0.31	$1.63
Weighted-average common shares outstanding
Basic	500.7	500.6	499.6	500.3	499.2	499.1	499.0	498.6	499.0
Diluted	503.3	502.6	502.7	502.9	502.1	501.6	501.2	501.0	501.4

(1)

Loss from discontinued operations related to the lifestyle protection insurance business that was sold on December 1, 2015. During the third quarter of 2017, the company recorded an additional after-tax loss of $9 million related to certain claims adjustments and tax items associated with the lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Reconciliation of Net Income to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$146	$190	$112	$448	$353	$107	$202	$155	$817
Add: net income (loss) attributable to noncontrolling interests	64	59	53	176	(88)	68	69	61	110

NET INCOME	210	249	165	624	265	175	271	216	927
Loss from discontinued operations, net of taxes	—	—	—	—	—	(9)	—	—	(9)

INCOME FROM CONTINUING OPERATIONS	210	249	165	624	265	184	271	216	936
Less: income (loss) from continuing operations attributable to noncontrolling interests	64	59	53	176	(88)	68	69	61	110

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	146	190	112	448	353	116	202	155	826
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(3)	12	17	26	(41)	(62)	(79)	(20)	(202)
Expenses related to restructuring	2	—	—	2	—	1	—	1	2
Taxes on adjustments	—	(2)	(4)	(6)	14	21	28	7	70

ADJUSTED OPERATING INCOME	$145	$200	$125	$470	$326	$76	$151	$143	$696

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$118	$137	$111	$366	$74	$73	$91	$73	$311
Canada Mortgage Insurance segment	44	46	49	139	43	37	41	36	157
Australia Mortgage Insurance segment	17	22	19	58	(125)	12	12	13	(88)
U.S. Life Insurance segment:
Long-Term Care Insurance	(24)	22	(32)	(34)	17	(5)	33	14	59
Life Insurance	(2)	4	(1)	1	(85)	(9)	(1)	16	(79)
Fixed Annuities	23	31	28	82	(1)	13	7	23	42

Total U.S. Life Insurance segment	(3)	57	(5)	49	(69)	(1)	39	53	22

Runoff segment	14	13	10	37	13	13	11	14	51
Corporate and Other	(45)	(75)	(59)	(179)	390	(58)	(43)	(46)	243

ADJUSTED OPERATING INCOME	$145	$200	$125	$470	$326	$76	$151	$143	$696

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.29	$0.38	$0.22	$0.89	$0.71	$0.21	$0.40	$0.31	$1.64
Diluted	$0.29	$0.38	$0.22	$0.89	$0.70	$0.21	$0.40	$0.31	$1.63
Adjusted operating income per share
Basic	$0.29	$0.40	$0.25	$0.94	$0.65	$0.15	$0.30	$0.29	$1.40
Diluted	$0.29	$0.40	$0.25	$0.93	$0.65	$0.15	$0.30	$0.29	$1.39
Weighted-average common shares outstanding
Basic	500.7	500.6	499.6	500.3	499.2	499.1	499.0	498.6	499.0
Diluted	503.3	502.6	502.7	502.9	502.1	501.6	501.2	501.0	501.4

(1)

Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 46 for reconciliation).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$59,404	$60,032	$61,080	$62,525	$62,552
Equity securities, at fair value	783	758	799	820	765
Commercial mortgage loans	6,568	6,480	6,336	6,341	6,268
Restricted commercial mortgage loans related to securitization entities	87	90	99	107	111
Policy loans	1,859	1,872	1,789	1,786	1,818
Other invested assets	1,354	1,650	1,674	1,813	1,590

Total investments	70,055	70,882	71,777	73,392	73,104
Cash, cash equivalents and restricted cash	2,505	2,243	2,843	2,875	2,836
Accrued investment income	657	602	698	644	639
Deferred acquisition costs	3,336	3,086	2,699	2,329	2,342
Intangible assets and goodwill	355	354	339	301	315
Reinsurance recoverable	17,351	17,385	17,482	17,569	17,553
Other assets	467	574	431	453	552
Deferred tax asset	650	601	602	504	24
Separate account assets	6,745	6,750	6,902	7,230	7,264

Total assets	$102,121	$102,477	$103,773	$105,297	$104,629

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$38,018	$37,913	$37,946	$38,472	$38,022
Policyholder account balances	22,993	23,366	23,751	24,195	24,531
Liability for policy and contract claims	9,844	9,665	9,651	9,594	9,384
Unearned premiums	3,668	3,669	3,797	3,967	3,512
Other liabilities	1,830	1,965	1,841	1,910	2,002
Borrowings related to securitization entities	20	28	32	40	59
Non-recourse funding obligations	310	310	310	310	310
Long-term borrowings	4,051	4,047	4,654	4,224	4,224
Deferred tax liability	21	23	27	27	234
Separate account liabilities	6,745	6,750	6,902	7,230	7,264

Total liabilities	87,500	87,736	88,911	89,969	89,542

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,983	11,981	11,979	11,977	11,973

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	598	726	905	1,075	1,098
Net unrealized gains (losses) on other-than-temporarily impaired securities	10	10	12	10	10

Net unrealized investment gains (losses)	608	736	917	1,085	1,108
Derivatives qualifying as hedges	1,717	1,863	1,927	2,065	2,052
Foreign currency translation and other adjustments	(258)	(272)	(217)	(123)	(125)

Total accumulated other comprehensive income	2,067	2,327	2,627	3,027	3,035
Retained earnings	1,447	1,301	1,111	1,113	760
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	12,798	12,910	13,018	13,418	13,069
Noncontrolling interests	1,823	1,831	1,844	1,910	2,018

Total equity	14,621	14,741	14,862	15,328	15,087

Total liabilities and equity	$102,121	$102,477	$103,773	$105,297	$104,629

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2018
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,263	$5,133	$2,315	$59,769	$2,751	$(14)	$73,217
Deferred acquisition costs and intangible assets	49	143	77	3,198	216	8	3,691
Reinsurance recoverable	—	—	—	16,595	756	—	17,351
Deferred tax and other assets	101	51	154	140	33	638	1,117
Separate account assets	—	—	—	—	6,745	—	6,745

Total assets	$3,413	$5,327	$2,546	$79,702	$10,501	$632	$102,121

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$38,016	$2	$—	$38,018
Policyholder account balances	—	—	—	19,992	3,001	—	22,993
Liability for policy and contract claims	317	82	201	9,225	11	8	9,844
Unearned premiums	422	1,627	1,089	526	4	—	3,668
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	58	198	148	645	41	761	1,851
Borrowings and capital securities	—	336	143	—	—	3,592	4,071
Separate account liabilities	—	—	—	—	6,745	—	6,745

Total liabilities	797	2,243	1,581	68,714	9,804	4,361	87,500

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,646	1,977	434	8,664	701	(3,691)	10,731
Allocated accumulated other comprehensive income (loss)	(30)	(225)	40	2,324	(4)	(38)	2,067

Total Genworth Financial, Inc.’s stockholders’ equity	2,616	1,752	474	10,988	697	(3,729)	12,798
Noncontrolling interests	—	1,332	491	—	—	—	1,823

Total equity	2,616	3,084	965	10,988	697	(3,729)	14,621

Total liabilities and equity	$3,413	$5,327	$2,546	$79,702	$10,501	$632	$102,121

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2018
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,195	$4,992	$2,443	$60,167	$2,695	$235	$73,727
Deferred acquisition costs and intangible assets	47	138	84	2,942	221	8	3,440
Reinsurance recoverable	—	—	2	16,614	769	—	17,385
Deferred tax and other assets	151	125	167	202	37	493	1,175
Separate account assets	—	—	—	—	6,750	—	6,750

Total assets	$3,393	$5,255	$2,696	$79,925	$10,472	$736	$102,477

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$37,911	$2	$—	$37,913
Policyholder account balances	—	—	—	20,384	2,982	—	23,366
Liability for policy and contract claims	352	83	206	9,008	9	7	9,665
Unearned premiums	418	1,576	1,146	524	5	—	3,669
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	125	241	160	624	74	764	1,988
Borrowings and capital securities	—	330	146	—	—	3,599	4,075
Separate account liabilities	—	—	—	—	6,750	—	6,750

Total liabilities	895	2,230	1,658	68,761	9,822	4,370	87,736

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,523	1,955	465	8,577	654	(3,591)	10,583
Allocated accumulated other comprehensive income (loss)	(25)	(238)	50	2,587	(4)	(43)	2,327

Total Genworth Financial, Inc.’s stockholders’ equity	2,498	1,717	515	11,164	650	(3,634)	12,910
Noncontrolling interests	—	1,308	523	—	—	—	1,831

Total equity	2,498	3,025	1,038	11,164	650	(3,634)	14,741

Total liabilities and equity	$3,393	$5,255	$2,696	$79,925	$10,472	$736	$102,477

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other	Total
Unamortized balance as of June 30, 2018	$28	$124	$43	$3,445	$207	$—	$3,847
Costs deferred	2	12	3	6	—	—	23
Amortization, net of interest accretion	(2)	(10)	(4)	(45)	(5)	—	(66)
Impact of foreign currency translation	—	2	(1)	—	—	—	1

Unamortized balance as of September 30, 2018	28	128	41	3,406	202	—	3,805
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(474)	5	—	(469)

Balance as of September 30, 2018	$28	$128	$41	$2,932	$207	$—	$3,336

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$190	$184	$179	$553	$181	$175	$170	$169	$695
Net investment income	23	23	21	67	20	18	18	17	73
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Policy fees and other income	1	1	—	2	1	1	1	1	4

Total revenues	214	208	200	622	202	194	189	187	772

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	20	(14)	16	22	40	35	3	29	107
Acquisition and operating expenses, net of deferrals	41	45	39	125	41	43	41	40	165
Amortization of deferred acquisition costs and intangibles	4	3	4	11	4	3	3	4	14

Total benefits and expenses	65	34	59	158	85	81	47	73	286

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	149	174	141	464	117	113	142	114	486
Provision for income taxes	31	37	30	98	43	40	51	41	175

INCOME FROM CONTINUING OPERATIONS	118	137	111	366	74	73	91	73	311

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	—	—	—	—	—	—	—
Taxes on adjustments	—	—	—	—	—	—	—	—	—

ADJUSTED OPERATING INCOME	$118	$137	$111	$366	$74	$73	$91	$73	$311

SALES:
Flow New Insurance Written (NIW)	$10,300	$11,400	$9,000	$30,700	$10,200	$11,300	$9,800	$7,600	$38,900

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018						2017
	3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
Product
Monthly(1)	$8,400	82%	$9,700	85%	$7,300	81%	$7,900	77%	$8,600	76%	$7,900	81%	$6,100	80%
Single	1,900	18	1,700	15	1,700	19	2,300	23	2,700	24	1,900	19	1,500	20

Total Flow	$10,300	100%	$11,400	100%	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

FICO Scores
Over 735	$6,000	58%	$6,900	60%	$5,300	59%	$5,900	58%	$6,900	61%	$6,000	61%	$4,700	62%
680-735	3,300	32	3,700	32	3,000	33	3,400	33	3,500	31	3,100	32	2,300	30
660-679(2)	500	5	400	4	400	5	500	5	500	4	400	4	300	4
620-659	500	5	400	4	300	3	400	4	400	4	300	3	300	4
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$10,300	100%	$11,400	100%	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

Loan-To-Value Ratio
95.01% and above	$2,000	19%	$2,400	21%	$1,600	18%	$1,700	17%	$1,600	14%	$1,100	11%	$800	11%
90.01% to 95.00%	4,500	44	4,900	43	3,900	43	4,500	44	5,200	46	4,700	48	3,500	46
85.01% to 90.00%	2,800	27	2,900	25	2,500	28	2,900	28	3,300	29	2,900	30	2,300	30
85.00% and below	1,000	10	1,200	11	1,000	11	1,100	11	1,200	11	1,100	11	1,000	13

Total Flow	$10,300	100%	$11,400	100%	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

Origination
Purchase	$9,800	95%	$10,700	94%	$8,000	89%	$9,100	89%	$10,300	91%	$9,000	92%	$6,300	83%
Refinance	500	5	700	6	1,000	11	1,100	11	1,000	9	800	8	1,300	17

Total Flow	$10,300	100%	$11,400	100%	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$195	$191	$185	$571	$196	$200	$186	$175	$757

Flow New Risk Written	$2,559	$2,866	$2,247	$7,672	$2,539	$2,846	$2,478	$1,864	$9,727

Primary Insurance In-Force(1)	$163,200	$159,500	$154,900		$151,800	$148,000	$143,000	$139,300
Risk In-Force
Flow(2)	$39,304	$38,433	$37,252		$36,498	$35,567	$34,286	$33,347
Bulk(3)	188	195	202		212	252	257	266

Total Primary	39,492	38,628	37,454		36,710	35,819	34,543	33,613
Pool	72	75	80		83	86	92	96

Total Risk In-Force	$39,564	$38,703	$37,534		$36,793	$35,905	$34,635	$33,709

Primary Risk In-Force That Is GSE Conforming	94%	94%	94%		94%	95%	95%	95%

Expense Ratio (Net Earned Premiums)(4)	23%	26%	24%	25%	25%	26%	26%	26%	26%

Expense Ratio (Net Premiums Written)(5)	23%	25%	23%	24%	23%	23%	24%	25%	24%

Flow Persistency	84%	83%	84%		83%	83%	82%	83%

Risk To Capital Ratio(6)	12.3:1	12.6:1	12.5:1		12.7:1	12.8:1	13.0:1	13.6:1

PMIERs Sufficiency Ratio(7)	130%	129%	124%		121%	122%	122%	118%

Average Primary Loan Size (in thousands)	$211	$209	$207		$205	$203	$200	$198

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.

(2)

Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)	As of September 30, 2018, 88% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(7)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within the current PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, the PMIERs sufficiency ratios were in excess of $750 million, $700 million, $600 million, $550 million, $500 million, $500 million and $400 million, respectively, of available assets above the current PMIERs requirements. The PMIERs sufficiency ratio as of September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 was negatively impacted by approximately one, two, four and four points, respectively, by the increase in new delinquencies reported in the fourth quarter of 2017 in areas impacted by hurricanes Harvey and Irma.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct(1)	$52	$45	$53	$150	$41	$62	$92	$76	$271
Assumed(2)	—	—	1	1	1	—	—	2	3
Ceded	—	—	(1)	(1)	—	—	—	(1)	(1)
Loss adjustment expenses	3	2	2	7	2	2	2	2	8

Total Flow	55	47	55	157	44	64	94	79	281
Bulk	1	—	1	2	1	1	1	1	4

Total Primary	56	47	56	159	45	65	95	80	285
Pool	—	1	—	1	—	1	1	—	2

Total Paid Claims	$56	$48	$56	$160	$45	$66	$96	$80	$287

Average Paid Claim (in thousands)(1)	$45.9	$43.1	$47.5		$51.0	$50.6	$46.6	$51.2

Average Reserve Per Delinquency (in thousands)
Flow(3)	$18.8	$19.6	$20.2		$19.7	$22.6	$24.1	$25.8
Bulk loans with established reserve	$17.6	$18.4	$17.6		$18.1	$18.7	$19.5	$19.1

Reserves:
Flow direct case	$280	$314	$372		$408	$412	$440	$530
Bulk direct case	7	8	8		10	11	12	12
Assumed(2)	2	2	2		3	3	4	4
All other(4)	28	28	33		34	34	34	37

Total Reserves	$317	$352	$415		$455	$460	$490	$583

Beginning Reserves	$352	$415	$455	$455	$460	$490	$583	$635	$635
Paid claims	(56)	(48)	(57)	(161)	(45)	(66)	(96)	(81)	(288)
Increase (decrease) in reserves	21	(15)	17	23	40	36	3	29	108

Ending Reserves	$317	$352	$415	$317	$455	$460	$490	$583	$455

Beginning Reinsurance Recoverable(5)	$—	$—	$1	$1	$1	$1	$1	$2	$2
Ceded paid claims	—	—	(1)	(1)	—	—	—	(1)	(1)

Ending Reinsurance Recoverable	$—	$—	$—	$—	$1	$1	$1	$1	$1

Loss Ratio(6)	11%	(8)%	9%	4%	22%	20%	2%	17%	15%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Direct paid claims and average paid claim in the second quarter of 2017 included payments in relation to an agreement on non-performing loans.
(2)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(3)

Average reserve per delinquency in the fourth quarter of 2017 reflected a decrease in the hurricanes Harvey and Irma impacted areas. There were approximately three thousand new delinquencies in impacted areas. However, the company’s experience indicated that these delinquencies had different ultimate claim rates and, therefore, the company lowered its expected claim frequency for the incremental delinquencies.

(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of benefits and other changes in policy reserves to net earned premiums. During the second quarter of 2018, the company recorded a favorable reserve adjustment of $28 million, which reduced the loss ratio by five percentage points for the nine months ended September 30, 2018 and 15 percentage points for the three months ended June 30, 2018. The second quarter of 2017 also included a $15 million favorable reserve adjustment. The fourth quarter of 2017 reflected an increase in the hurricanes Harvey and Irma impacted areas, which negatively impacted benefits and other changes in policy reserves by approximately $5 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow(1)	16,367	17,505	20,007		22,483	19,765	19,733	22,036
Bulk loans with an established reserve	415	445	494		614	631	653	695
Bulk loans with no reserve(2)	92	101	101		91	112	291	288

Total Number of Primary Delinquencies	16,874	18,051	20,602		23,188	20,508	20,677	23,019

Beginning Number of Primary Delinquencies	18,051	20,602	23,188	23,188	20,508	20,677	23,019	25,709	25,709
New delinquencies(1)	7,884	7,049	8,409	23,342	11,979	8,753	7,776	8,456	36,964
Delinquency cures(1)	(7,857)	(8,488)	(9,840)	(26,185)	(8,419)	(7,654)	(8,085)	(9,583)	(33,741)
Paid claims	(1,204)	(1,112)	(1,155)	(3,471)	(880)	(1,268)	(2,033)	(1,563)	(5,744)

Ending Number of Primary Delinquencies	16,874	18,051	20,602	16,874	23,188	20,508	20,677	23,019	23,188

Composition of Cures
Reported delinquent and cured-intraquarter	1,651	1,514	2,288		2,007	1,713	1,697	2,350
Number of missed payments delinquent prior to cure:
3 payments or less	3,951	4,568	5,413		4,547	4,104	4,285	5,375
4 - 11 payments	1,943	2,070	1,719		1,346	1,305	1,678	1,432
12 payments or more	312	336	420		519	532	425	426

Total(1)	7,857	8,488	9,840		8,419	7,654	8,085	9,583

Primary Delinquencies by Missed Payment Status
3 payments or less	7,853	7,539	8,335		10,852	8,542	7,877	8,114
4 - 11 payments	4,745	5,657	6,875		6,319	5,420	5,520	6,341
12 payments or more	4,276	4,855	5,392		6,017	6,546	7,280	8,564

Primary Delinquencies(1)	16,874	18,051	20,602		23,188	20,508	20,677	23,019

	September 30, 2018
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	7,656	$29	$329	9%
4 - 11 payments in default	4,641	94	213	44%
12 payments or more in default	4,070	157	204	77%

Total	16,367	$280	$746	38%

	December 31, 2017
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies(1)	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,594	$46	$474	10%
4 - 11 payments in default	6,178	125	279	45%
12 payments or more in default	5,711	237	281	84%

Total	22,483	$408	$1,034	39%

(1)	The number of delinquencies, new delinquencies and delinquency cures in the fourth quarter of 2017 reflected increases in the hurricanes Harvey and Irma impacted areas.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes they currently have no risk for claim.
(3)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2018			2017
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	773,290	762,727	749,145	742,094	730,174	714,254	703,214
Primary delinquent loans(1)	16,874	18,051	20,602	23,188	20,508	20,677	23,019
Primary delinquency rate(1)	2.18%	2.37%	2.75%	3.12%	2.81%	2.89%	3.27%

Flow loans in-force	759,965	748,497	734,411	725,748	712,848	695,383	683,532
Flow delinquent loans(1)	16,367	17,505	20,007	22,483	19,765	19,733	22,036
Flow delinquency rate(1)	2.15%	2.34%	2.72%	3.10%	2.77%	2.84%	3.22%

Bulk loans in-force	13,325	14,230	14,734	16,346	17,326	18,871	19,682
Bulk delinquent loans	507	546	595	705	743	944	983
Bulk delinquency rate	3.80%	3.84%	4.04%	4.31%	4.29%	5.00%	4.99%

A minus and sub-prime loans in-force	16,087	16,928	17,964	18,912	19,828	20,797	22,056
A minus and sub-prime delinquent loans	2,817	3,058	3,557	4,054	4,080	4,148	4,572
A minus and sub-prime delinquency rate	17.51%	18.06%	19.80%	21.44%	20.58%	19.95%	20.73%

Pool Loans
Pool loans in-force	4,636	4,774	4,961	5,039	5,145	5,406	5,586
Pool delinquent loans	215	204	220	249	252	276	276
Pool delinquency rate	4.64%	4.27%	4.43%	4.94%	4.90%	5.11%	4.94%

Primary Risk In-Force by Credit Quality
Over 735	57%	57%	57%	57%	57%	56%	55%
680-735	32%	32%	32%	31%	31%	31%	31%
660-679(2)	5%	5%	5%	6%	6%	6%	6%
620-659	5%	5%	5%	5%	5%	5%	6%
<620	1%	1%	1%	1%	1%	2%	2%

(1)	Delinquent loans and delinquency rates in the fourth quarter of 2017 reflected increases in the hurricanes Harvey and Irma impacted areas.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	September 30, 2018
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.05%	9.3%	$1,770	1.1%	$338	0.9%	12.09%
2005	5.56%	8.1	1,664	1.0	392	1.0	10.91%
2006	5.71%	13.2	3,189	2.0	743	1.9	10.16%
2007	5.63%	28.6	8,375	5.1	1,936	4.9	9.06%
2008	5.15%	14.6	6,942	4.3	1,590	4.0	5.56%
2009	4.91%	0.5	594	0.4	124	0.3	2.12%
2010	4.63%	0.6	682	0.4	157	0.4	2.06%
2011	4.55%	0.7	1,146	0.7	266	0.7	2.04%
2012	3.86%	0.9	3,175	1.9	763	1.9	1.15%
2013	4.08%	2.0	6,023	3.7	1,485	3.8	1.32%
2014	4.45%	4.3	9,874	6.1	2,398	6.0	1.64%
2015	4.14%	5.7	19,327	11.8	4,699	11.9	1.12%
2016	3.87%	6.8	34,617	21.2	8,358	21.2	0.80%
2017	4.24%	4.2	35,807	21.9	8,782	22.2	0.56%
2018	4.68%	0.5	30,021	18.4	7,461	18.9	0.12%

Total	4.46%	100.0%	$163,206	100.0%	$39,492	100.0%	2.18%

	September 30, 2018		June 30, 2018		September 30, 2017
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$39,492	2.18%	$38,628	2.37%	$35,819	2.81%
Top 10 lenders	$11,196	2.56%	$11,249	2.83%	$10,563	3.45%
Top 20 lenders	$15,005	2.51%	$15,014	2.75%	$14,058	3.20%

Loan-to-value ratio
95.01% and above	$6,857	3.88%	$6,594	4.22%	$5,880	5.44%
90.01% to 95.00%	20,527	1.62%	20,088	1.75%	18,521	1.94%
80.01% to 90.00%	11,931	1.86%	11,762	2.05%	11,184	2.41%
80.00% and below	177	2.73%	184	2.81%	234	3.05%

Total	$39,492	2.18%	$38,628	2.37%	$35,819	2.81%

Loan grade
Prime	$38,930	1.86%	$38,035	2.01%	$35,125	2.31%
A minus and sub-prime	562	17.51%	593	18.06%	694	20.58%

Total	$39,492	2.18%	$38,628	2.37%	$35,819	2.81%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $317 million as of September 30, 2018.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$127	$131	$139	$397	$136	$131	$126	$126	$519
Net investment income	34	34	34	102	36	33	31	32	132
Net investment gains (losses)	29	(15)	(15)	(1)	15	55	47	11	128
Policy fees and other income	—	—	—	—	—	1	—	—	1

Total revenues	190	150	158	498	187	220	204	169	780

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18	19	18	55	12	18	4	20	54
Acquisition and operating expenses, net of deferrals	17	20	17	54	23	20	16	21	80
Amortization of deferred acquisition costs and intangibles	11	11	10	32	11	11	11	10	43
Interest expense	4	4	5	13	5	4	5	4	18

Total benefits and expenses	50	54	50	154	51	53	36	55	195

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	140	96	108	344	136	167	168	114	585
Provision for income taxes	37	24	30	91	44	55	56	36	191

INCOME FROM CONTINUING OPERATIONS	103	72	78	253	92	112	112	78	394
Less: income from continuing operations attributable to noncontrolling interests	46	32	36	114	44	54	54	38	190

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	57	40	42	139	48	58	58	40	204

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(17)	8	9	—	(9)	(32)	(27)	(6)	(74)
Expenses related to restructuring	—	—	—	—	—	1	—	—	1
Taxes on adjustments	4	(2)	(2)	—	4	10	10	2	26

ADJUSTED OPERATING INCOME(2)	$44	$46	$49	$139	$43	$37	$41	$36	$157

SALES:
New Insurance Written (NIW)
Flow	$4,200	$3,700	$2,500	$10,400	$3,600	$4,400	$3,700	$2,300	$14,000
Bulk	600	900	900	2,400	800	600	800	8,000	10,200

Total Canada NIW(3)	$4,800	$4,600	$3,400	$12,800	$4,400	$5,000	$4,500	$10,300	$24,200

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:
Net investment (gains) losses, gross	$(29)	$15	$15	$1	$(15)	$(55)	$(47)	$(11)	$(128)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	12	(7)	(6)	(1)	6	23	20	5	54

Net investment (gains) losses, net	$(17)	$8	$9	$—	$(9)	$(32)	$(27)	$(6)	$(74)

(2)

Adjusted operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $45 million and $135 million for the three and nine months ended September 30, 2018, respectively.

(3)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $4,900 million and $12,500 million for the three and nine months ended September 30, 2018, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$150	$133	$92	$375	$131	$156	$126	$96	$509
Loss Ratio(1)	14%	15%	13%	14%	9%	14%	4%	16%	10%
Expense Ratio (Net Earned Premiums)(2)	22%	23%	20%	22%	25%	23%	21%	25%	24%
Expense Ratio (Net Premiums Written)(3)	19%	23%	30%	23%	26%	20%	21%	32%	24%

Primary Insurance In-Force(4)	$389,400	$380,200	$384,600		$392,500	$390,700	$371,500	$358,900
Primary Risk In-Force(5)
Flow	$92,800	$89,800	$90,500		$92,300	$91,400	$86,500	$83,200
Bulk	43,500	43,300	44,100		45,100	45,300	43,500	42,400

Total	$136,300	$133,100	$134,600		$137,400	$136,700	$130,000	$125,600

	September 30, 2018				June 30, 2018
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk		Primary	Flow	Bulk
95.01% and above	$46,344	$46,344	$—		$44,660	$44,660	$—
90.01% to 95.00%	27,430	27,430	—		26,612	26,612	—
80.01% to 90.00%	15,871	15,868	3		15,462	15,459	3
80.00% and below	46,645	3,154	43,491		46,352	3,082	43,270

Total	$136,290	$92,796	$43,494		$133,086	$89,813	$43,273

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from almost all of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $163.0 billion, $162.0 billion, $168.0 billion, $174.0 billion, $178.0 billion, $174.0 billion and $170.0 billion as of September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Insured loans in-force(1),(2)	2,133,618	2,137,221	2,123,727	2,110,324	2,098,771
Insured delinquent loans	1,695	1,742	1,723	1,718	1,759
Insured delinquency rate(2),(3)	0.08%	0.08%	0.08%	0.08%	0.08%

Flow loans in-force(1)	1,486,859	1,470,826	1,456,573	1,447,794	1,434,662
Flow delinquent loans	1,327	1,406	1,385	1,369	1,434
Flow delinquency rate(3)	0.09%	0.10%	0.10%	0.09%	0.10%

Bulk loans in-force(1)	646,759	666,395	667,154	662,530	664,109
Bulk delinquent loans	368	336	338	349	325
Bulk delinquency rate(3)	0.06%	0.05%	0.05%	0.05%	0.05%

Loss Metrics	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Beginning Reserves	$83	$84	$87	$97	$94
Paid claims(4)	(19)	(20)	(19)	(21)	(19)
Increase in reserves	17	21	18	12	18
Impact of changes in foreign exchange rates	1	(2)	(2)	(1)	4

Ending Reserves	$82	$83	$84	$87	$97

	September 30, 2018		June 30, 2018		September 30, 2017
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.03%	47%	0.03%	47%	0.03%
Alberta	16	0.17%	16	0.17%	16	0.18%
British Columbia	14	0.04%	14	0.04%	15	0.05%
Quebec	13	0.10%	13	0.10%	13	0.12%
Saskatchewan	3	0.28%	3	0.28%	3	0.25%
Nova Scotia	2	0.14%	2	0.15%	2	0.16%
Manitoba	2	0.11%	2	0.10%	2	0.09%
New Brunswick	1	0.12%	1	0.15%	1	0.15%
All Other	2	0.19%	2	0.20%	1	0.16%

Total	100%	0.08%	100%	0.08%	100%	0.08%

By Policy Year
2009 and prior	36%	0.04%	36%	0.04%	37%	0.04%
2010	5	0.11%	5	0.12%	5	0.12%
2011	5	0.13%	5	0.13%	5	0.18%
2012	6	0.16%	6	0.18%	6	0.18%
2013	6	0.17%	6	0.15%	7	0.18%
2014	7	0.16%	8	0.16%	8	0.16%
2015	11	0.11%	11	0.11%	12	0.10%
2016	13	0.07%	13	0.08%	14	0.06%
2017	7	0.05%	7	0.04%	6	0.01%
2018	4	0.01%	3	—%	—	—%

Total	100%	0.08%	100%	0.08%	100%	0.08%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from almost all of its customers. As a result, the company estimates that the outstanding loans in-force were 924,000 as of September 30, 2018, 935,000 as of June 30, 2018, 946,000 as of March 31, 2018, 949,000 as of December 31, 2017 and 967,000 as of September 30, 2017. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.18% as of September 30, 2018, 0.19% as of June 30, 2018 and 0.18% as of March 31, 2018, December 31, 2017 and September 30, 2017.

(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$23	$26	$23	$72	$25	$25	$30	$28	$108
Bulk	2	1	2	5	2	1	2	3	8

Total Paid Claims	$25	$27	$25	$77	$27	$26	$32	$31	$116

Average Paid Claim (in thousands)	$67.4	$79.4	$68.5		$68.8	$66.6	$73.6	$65.3

Average Reserve Per Delinquency (in thousands)	$62.6	$62.5	$62.7		$63.5	$68.8	$67.8	$69.7

Loss Metrics
Beginning Reserves	$109	$108	$109	$109	$121	$123	$145	$151	$151
Paid claims(1)	(25)	(27)	(25)	(77)	(27)	(26)	(32)	(31)	(116)
Increase in reserves	22	28	24	74	15	24	10	25	74

Ending Reserves	$106	$109	$108	$106	$109	$121	$123	$145	$109

Loan Amount(2)

Over $550K	9%	9%	8%		8%	8%	8%	8%
$400K to $550K	15	15	15		15	14	14	14
$250K to $400K	34	34	34		34	34	34	34
$100K to $250K	39	39	39		39	40	40	40
$100K or Less	3	3	4		4	4	4	4

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$236	$234	$233		$233	$232	$231	$230

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income (Loss) and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$87	$106	$98	$291	$(377)	$78	$78	$81	$(140)
Net investment income	17	18	17	52	18	19	17	21	75
Net investment gains (losses)	1	12	(9)	4	2	1	2	20	25
Policy fees and other income	—	—	1	1	—	—	—	—	—

Total revenues	105	136	107	348	(357)	98	97	122	(40)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27	29	30	86	25	29	27	28	109
Acquisition and operating expenses, net of deferrals	15	17	17	49	17	18	9	23	67
Amortization of deferred acquisition costs and intangibles(1)	10	12	11	33	(7)	10	17	4	24
Interest expense	3	2	2	7	2	3	2	2	9

Total benefits and expenses	55	60	60	175	37	60	55	57	209

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	50	76	47	173	(394)	38	42	65	(249)
Provision (benefit) for income taxes	15	23	14	52	(138)	12	14	22	(90)

INCOME (LOSS) FROM CONTINUING OPERATIONS	35	53	33	121	(256)	26	28	43	(159)
Less: income (loss) from continuing operations attributable to noncontrolling interests	18	27	17	62	(132)	14	15	23	(80)

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	17	26	16	59	(124)	12	13	20	(79)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(2)	—	(6)	4	(2)	(1)	(1)	—	(11)	(13)
Taxes on adjustments	—	2	(1)	1	—	1	(1)	4	4

ADJUSTED OPERATING INCOME (LOSS)(1),(3)	$17	$22	$19	$58	$(125)	$12	$12	$13	$(88)

SALES:
New Insurance Written (NIW)
Flow	$3,800	$3,700	$3,400	$10,900	$4,200	$3,700	$4,100	$4,100	$16,100
Bulk	—	900	—	900	—	600	600	1,000	2,200

Total Australia NIW(4),(5)	$3,800	$4,600	$3,400	$11,800	$4,200	$4,300	$4,700	$5,100	$18,300

(1)

In the fourth quarter of 2017, the Australian platform completed a review of its premium earnings pattern, which resulted in refinements to premium recognition factors. These refinements decreased premiums by $468 million and decreased amortization of deferred acquisition costs and intangibles by $18 million in the fourth quarter of 2017. After noncontrolling interests and taxes, these adjustments unfavorably impacted adjusted operating income (loss) by $141 million in the fourth quarter of 2017.

(2)	Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$(1)	$(12)	$9	$(4)	$(2)	$(1)	$(2)	$(20)	$(25)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	1	6	(5)	2	1	—	2	9	12

Net investment (gains) losses, net	$—	$(6)	$4	$(2)	$(1)	$(1)	$—	$(11)	$(13)

(3)

Adjusted operating income (loss) for the Australian platform adjusted for foreign exchange as compared to the prior year period was $18 million and $58 million for the three and nine months ended September 30, 2018, respectively.

(4)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $4,000 million and $11,800 million for the three and nine months ended September 30, 2018, respectively.

(5)

The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The new insurance written associated with these arrangements is excluded from these metrics.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$56	$56	$60	$172	$63	$56	$58	$54	$231
Loss Ratio(1)	31%	28%	30%	30%	(7)%	37%	34%	35%	(79)%
Expense Ratio (Net Earned Premiums)(2)	29%	27%	29%	28%	(3)%	37%	34%	33%	(65)%
Expense Ratio (Net Premiums Written)(3)	46%	50%	47%	48%	15%	51%	46%	49%	39%

Primary Insurance In-Force(4)	$222,500	$229,400	$246,300		$251,400	$252,200	$247,700	$246,400
Primary Risk In-Force(4),(5)
Flow	$71,900	$74,000	$79,600		$81,200	$81,300	$80,000	$79,700
Bulk	5,600	5,900	6,100		6,300	6,400	6,200	6,000

Total	$77,500	$79,900	$85,700		$87,500	$87,700	$86,200	$85,700

	September 30, 2018				June 30, 2018
Risk In-Force by Loan-To-Value Ratio(4),(6)	Primary	Flow	Bulk		Primary	Flow	Bulk
95.01% and above	$11,742	$11,742	$—		$12,220	$12,220	$—
90.01% to 95.00%	21,407	21,402	5		21,953	21,948	5
80.01% to 90.00%	22,589	22,529	60		22,968	22,905	63
80.00% and below	21,716	16,171	5,545		22,710	16,913	5,797

Total	$77,454	$71,844	$5,610		$79,851	$73,986	$5,865

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of benefits and other changes in policy reserves to net earned premiums. During the fourth quarter of 2017, the company decreased net earned premiums $468 million from refinements to premium recognition factors from the review of its premium earnings pattern. This adjustment reduced the loss ratio by 35 percentage points and 112 percentage points for the three and twelve months ended December 31, 2017, respectively.

(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. During the fourth quarter of 2017, the company decreased net earned premiums $468 million and DAC amortization $18 million from refinements to premium recognition factors from the review of its premium earnings pattern. These adjustments reduced the expense ratio (net earned premiums) by 33 percentage points and 98 percentage points for the three and twelve months ended December 31, 2017, respectively.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. During the fourth quarter of 2017, the company decreased DAC amortization $18 million from refinements to premium recognition factors from the review of its premium earnings pattern. This adjustment reduced the expense ratio (net premiums written) by 29 percentage points and eight percentage points for the three and twelve months ended December 31, 2017, respectively.

(4)

The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The insurance in-force and risk in-force associated with these arrangements are excluded from these metrics. The risk in-force on these transactions was approximately $158 million, $159 million and $160 million as of September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance(1)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Insured loans in-force	1,335,133	1,354,614	1,407,431	1,416,525	1,422,501
Insured delinquent loans	7,350	7,306	6,958	6,696	7,146
Insured delinquency rate	0.55%	0.54%	0.49%	0.47%	0.50%

Flow loans in-force	1,229,558	1,247,229	1,296,055	1,303,928	1,308,998
Flow delinquent loans	7,133	7,076	6,735	6,476	6,912
Flow delinquency rate	0.58%	0.57%	0.52%	0.50%	0.53%

Bulk loans in-force	105,575	107,385	111,376	112,597	113,503
Bulk delinquent loans	217	230	223	220	234
Bulk delinquency rate	0.21%	0.21%	0.20%	0.20%	0.21%

Loss Metrics	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Beginning Reserves	$206	$211	$218	$232	$231
Paid claims(2)	(27)	(25)	(35)	(41)	(33)
Increase in reserves	26	29	31	27	29
Impact of changes in foreign exchange rates	(4)	(9)	(3)	—	5

Ending Reserves	$201	$206	$211	$218	$232

	September 30, 2018		June 30, 2018		September 30, 2017
State and Territory(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	28%	0.38%	28%	0.37%	28%	0.31%
Queensland	23	0.73%	23	0.73%	23	0.72%
Victoria	23	0.42%	23	0.42%	23	0.39%
Western Australia	12	1.01%	12	0.99%	12	0.88%
South Australia	6	0.70%	6	0.67%	6	0.65%
Australian Capital Territory	3	0.15%	3	0.18%	3	0.19%
Tasmania	2	0.35%	2	0.34%	2	0.38%
New Zealand	2	0.05%	2	0.06%	2	0.06%
Northern Territory	1	0.70%	1	0.61%	1	0.50%

Total	100%	0.55%	100%	0.54%	100%	0.50%

By Policy Year(1)
2009 and prior	42%	0.49%	43%	0.49%	45%	0.46%
2010	4	0.59%	4	0.60%	5	0.56%
2011	5	0.75%	5	0.75%	5	0.70%
2012	6	0.93%	6	0.92%	7	0.86%
2013	7	0.92%	7	0.87%	8	0.77%
2014	9	0.84%	9	0.79%	9	0.66%
2015	8	0.64%	8	0.59%	9	0.44%
2016	7	0.42%	8	0.35%	7	0.18%
2017	7	0.19%	7	0.11%	5	0.01%
2018	5	0.02%	3	—%	—	—%

Total	100%	0.55%	100%	0.54%	100%	0.50%

(1)

The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The loans in-force, including delinquent loans, and risk in-force associated with these arrangements are excluded from these metrics.

(2)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$38	$33	$44	$115	$51	$42	$40	$33	$166
Bulk	—	—	—	—	1	—	—	—	1

Total Paid Claims	$38	$33	$44	$115	$52	$42	$40	$33	$167

Average Paid Claim (in thousands)	$117.2	$110.1	$119.5		$134.4	$110.6	$112.7	$92.5

Average Reserve Per Delinquency (in thousands)	$37.9	$38.2	$39.4		$41.8	$41.5	$41.3	$42.8

Loss Metrics
Beginning Reserves	$279	$274	$280	$280	$297	$301	$297	$293	$293
Paid claims(1)	(38)	(33)	(44)	(115)	(52)	(42)	(40)	(33)	(167)
Increase in reserves	37	38	38	113	35	38	44	37	154

Ending Reserves	$278	$279	$274	$278	$280	$297	$301	$297	$280

Loan Amount(2),(3)

Over $550K	18%	17%	17%		17%	17%	16%	16%
$400K to $550K	21	21	20		20	20	20	20
$250K to $400K	34	34	35		35	35	35	35
$100K to $250K	22	23	23		23	23	24	24
$100K or Less	5	5	5		5	5	5	5

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)(3)	$231	$229	$228		$227	$226	$224	$223

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)

The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The loans in-force associated with these arrangements are excluded from these metrics.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$717	$712	$722	$2,151	$680	$748	$736	$758	$2,922
Net investment income	696	707	688	2,091	697	683	694	681	2,755
Net investment gains (losses)	(7)	(10)	8	(9)	43	27	57	7	134
Policy fees and other income	155	169	163	487	166	154	170	170	660

Total revenues	1,561	1,578	1,581	4,720	1,586	1,612	1,657	1,616	6,471

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,248	1,163	1,238	3,649	1,298	1,255	1,163	1,164	4,880
Interest credited	113	116	119	348	117	128	129	132	506
Acquisition and operating expenses, net of deferrals	144	146	141	431	122	149	144	157	572
Amortization of deferred acquisition costs and intangibles	53	78	71	202	107	50	101	70	328
Interest expense	4	4	4	12	4	3	3	3	13

Total benefits and expenses	1,562	1,507	1,573	4,642	1,648	1,585	1,540	1,526	6,299

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	71	8	78	(62)	27	117	90	172
Provision (benefit) for income taxes	6	21	6	33	(23)	10	41	32	60

INCOME (LOSS) FROM CONTINUING OPERATIONS	(7)	50	2	45	(39)	17	76	58	112

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	6	9	(9)	6	(45)	(28)	(57)	(8)	(138)
Taxes on adjustments	(2)	(2)	2	(2)	15	10	20	3	48

ADJUSTED OPERATING INCOME (LOSS)	$(3)	$57	$(5)	$49	$(69)	$(1)	$39	$53	$22

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$7	$10	$(8)	$9	$(43)	$(27)	$(57)	$(7)	$(134)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	(1)	(1)	(3)	(2)	(1)	—	(1)	(4)

Net investment (gains) losses, net	$6	$9	$(9)	$6	$(45)	$(28)	$(57)	$(8)	$(138)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$648	$632	$631	$1,911	$595	$641	$623	$634	$2,493
Net investment income	397	399	382	1,178	386	369	369	356	1,480
Net investment gains (losses)	4	3	6	13	17	23	44	3	87
Policy fees and other income	(1)	1	1	1	1	—	—	1	2

Total revenues	1,048	1,035	1,020	3,103	999	1,033	1,036	994	4,062

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	944	874	928	2,746	853	896	821	835	3,405
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	99	101	93	293	80	98	97	112	387
Amortization of deferred acquisition costs and intangibles	24	22	27	73	22	23	23	23	91
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	1,067	997	1,048	3,112	955	1,017	941	970	3,883

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(19)	38	(28)	(9)	44	16	95	24	179
Provision (benefit) for income taxes	1	14	(1)	14	15	6	34	8	63

INCOME (LOSS) FROM CONTINUING OPERATIONS	(20)	24	(27)	(23)	29	10	61	16	116

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(4)	(3)	(6)	(13)	(17)	(23)	(44)	(3)	(87)
Taxes on adjustments	—	1	1	2	5	8	16	1	30

ADJUSTED OPERATING INCOME (LOSS)	$(24)	$22	$(32)	$(34)	$17	$(5)	$33	$14	$59

RATIOS:
Loss Ratio(1)	83.0%	74.6%	84.1%	80.6%	82.0%	78.8%	71.0%	72.0%	75.9%
Gross Benefits Ratio(2)	146.2%	137.7%	147.2%	143.7%	143.3%	139.8%	131.8%	131.6%	136.6%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$69	$80	$91	$240	$85	$107	$113	$124	$429
Net investment income	128	125	124	377	117	124	126	125	492
Net investment gains (losses)	(4)	(2)	5	(1)	11	7	5	3	26
Policy fees and other income	152	164	159	475	161	151	167	165	644

Total revenues	345	367	379	1,091	374	389	411	417	1,591

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	239	225	247	711	324	280	248	261	1,113
Interest credited	59	60	61	180	55	63	62	63	243
Acquisition and operating expenses, net of deferrals	33	33	35	101	34	36	33	33	136
Amortization of deferred acquisition costs and intangibles	16	42	29	87	78	13	62	29	182
Interest expense	4	4	4	12	4	3	3	3	13

Total benefits and expenses	351	364	376	1,091	495	395	408	389	1,687

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(6)	3	3	—	(121)	(6)	3	28	(96)
Provision (benefit) for income taxes	(1)	1	—	—	(43)	(2)	1	10	(34)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5)	2	3	—	(78)	(4)	2	18	(62)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	4	2	(5)	1	(11)	(7)	(5)	(3)	(26)
Taxes on adjustments	(1)	—	1	—	4	2	2	1	9

ADJUSTED OPERATING INCOME (LOSS)	$(2)	$4	$(1)	$1	$(85)	$(9)	$(1)	$16	$(79)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	171	183	182	536	194	190	199	200	783
Net investment gains (losses)	(7)	(11)	(3)	(21)	15	(3)	8	1	21
Policy fees and other income	4	4	3	11	4	3	3	4	14

Total revenues	168	176	182	526	213	190	210	205	818

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	65	64	63	192	121	79	94	68	362
Interest credited	54	56	58	168	62	65	67	69	263
Acquisition and operating expenses, net of deferrals	12	12	13	37	8	15	14	12	49
Amortization of deferred acquisition costs and intangibles	13	14	15	42	7	14	16	18	55
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	144	146	149	439	198	173	191	167	729

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	24	30	33	87	15	17	19	38	89
Provision for income taxes	6	6	7	19	5	6	6	14	31

INCOME FROM CONTINUING OPERATIONS	18	24	26	68	10	11	13	24	58

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	6	10	2	18	(17)	2	(8)	(2)	(25)
Taxes on adjustments	(1)	(3)	—	(4)	6	—	2	1	9

ADJUSTED OPERATING INCOME (LOSS)	$23	$31	$28	$82	$(1)	$13	$7	$23	$42

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$7	$11	$3	$21	$(15)	$3	$(8)	$(1)	$(21)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	(1)	(1)	(3)	(2)	(1)	—	(1)	(4)

Net investment (gains) losses, net	$6	$10	$2	$18	$(17)	$2	$(8)	$(2)	$(25)

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income—Runoff Segment

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$44	$43	$42	$129	$41	$40	$41	$38	$160
Net investment gains (losses)	(3)	(1)	(14)	(18)	(8)	9	7	8	16
Policy fees and other income	38	38	40	116	40	41	41	41	163

Total revenues	79	80	68	227	73	90	89	87	339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	7	7	8	22	8	5	9	4	26
Interest credited	38	36	37	111	35	36	34	35	140
Acquisition and operating expenses, net of deferrals	14	14	15	43	14	16	16	15	61
Amortization of deferred acquisition costs and intangibles	5	8	7	20	4	7	7	6	24
Interest expense	—	—	—	—	1	—	1	—	2

Total benefits and expenses	64	65	67	196	62	64	67	60	253

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15	15	1	31	11	26	22	27	86
Provision for income taxes	2	3	—	5	2	8	7	8	25

INCOME FROM CONTINUING OPERATIONS	13	12	1	26	9	18	15	19	61

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	1	1	12	14	7	(8)	(7)	(7)	(15)
Taxes on adjustments	—	—	(3)	(3)	(3)	3	3	2	5

ADJUSTED OPERATING INCOME	$14	$13	$10	$37	$13	$13	$11	$14	$51

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$3	$1	$14	$18	$8	$(9)	$(7)	$(8)	$(16)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(2)	—	(2)	(4)	(1)	1	—	1	1

Net investment (gains) losses, net	$1	$1	$12	$14	$7	$(8)	$(7)	$(7)	$(15)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Adjusted Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$3	$2	$6	$2	$3	$1	$2	$8
Net investment income	1	3	2	6	—	4	—	1	5
Net investment gains (losses)	(7)	—	(1)	(8)	(7)	(7)	(12)	(12)	(38)
Policy fees and other income	(1)	1	(2)	(2)	—	1	(2)	(1)	(2)

Total revenues	(6)	7	1	2	(5)	1	(13)	(10)	(27)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	1	1	3	—	2	—	1	3
Acquisition and operating expenses, net of deferrals	12	11	11	34	30	19	14	14	77
Amortization of deferred acquisition costs and intangibles	—	—	1	1	—	2	—	—	2
Interest expense	61	67	65	193	63	63	63	53	242

Total benefits and expenses	74	79	78	231	93	86	77	68	324

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(80)	(72)	(77)	(229)	(98)	(85)	(90)	(78)	(351)
Provision (benefit) for income taxes	(28)	3	(17)	(42)	(483)	(23)	(39)	(23)	(568)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(52)	(75)	(60)	(187)	385	(62)	(51)	(55)	217

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	7	—	1	8	7	7	12	12	38
Expenses related to restructuring	2	—	—	2	—	—	—	1	1
Taxes on adjustments	(2)	—	—	(2)	(2)	(3)	(4)	(4)	(13)

ADJUSTED OPERATING INCOME (LOSS)	$(45)	$(75)	$(59)	$(179)	$390	$(58)	$(43)	$(46)	$243

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Investments Summary

(amounts in millions)

		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$32,496	45%	$32,813	45%	$33,438	45%	$34,281	45%	$34,315	45%
Private fixed maturity securities		12,628	17	12,362	17	12,278	16	12,504	16	12,354	16
Residential mortgage-backed securities(1)		3,178	5	3,522	5	3,780	5	4,000	6	4,148	6
Commercial mortgage-backed securities		3,146	4	3,340	5	3,332	4	3,426	5	3,393	5
Other asset-backed securities		3,044	4	2,950	4	3,067	4	3,060	4	3,057	4
State and political subdivisions		2,795	4	2,855	4	2,876	4	2,926	4	2,860	4
Non-investment grade fixed maturity securities		2,117	3	2,190	3	2,309	3	2,328	3	2,425	3
Equity securities:
Common stocks and mutual funds		171	—	164	—	210	1	229	—	211	—
Preferred stocks		612	1	594	1	589	1	591	1	554	1
Commercial mortgage loans		6,568	9	6,480	9	6,336	8	6,341	8	6,268	8
Restricted commercial mortgage loans related to securitization entities		87	—	90	—	99	—	107	—	111	—
Policy loans		1,859	3	1,872	3	1,789	2	1,786	3	1,818	3
Cash, cash equivalents, restricted cash and short-term investments		2,864	4	2,951	4	3,605	5	3,777	5	3,623	5
Securities lending		166	—	211	—	252	1	268	—	237	—
Other invested assets:	Limited partnerships	372	1	335	—	301	1	258	—	244	—
	Derivatives:(2)
	Long-term care (LTC) forward starting swap—cash flow	36	—	49	—	54	—	74	—	70	—
	Other cash flow	2	—	2	—	1	—	1	—	2	—
	Equity index options—non-qualified	80	—	70	—	60	—	80	—	81	—
	Other non-qualified	127	—	109	—	114	—	121	—	108	—
	Other	212	—	166	—	130	—	109	—	61	—

Total invested assets and cash		$72,560	100%	$73,125	100%	$74,620	100%	$76,267	100%	$75,940	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
AAA		$11,642	28%	$12,269	29%	$12,673	29%	$13,248	29%	$13,494	30%
AA		4,358	10	4,428	10	4,409	10	4,380	10	4,221	9
A		11,984	28	12,174	28	12,637	28	13,261	29	13,328	29
BBB		12,994	31	12,929	30	13,164	30	13,271	29	13,262	29
BB		1,156	3	1,221	3	1,328	3	1,356	3	1,413	3
B		130	—	123	—	126	—	109	—	115	—
CCC and lower		27	—	31	—	40	—	40	—	49	—

Total public fixed maturity securities		$42,291	100%	$43,175	100%	$44,377	100%	$45,665	100%	$45,882	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
AAA		$2,109	12%	$2,045	12%	$1,973	12%	$1,848	11%	$1,818	11%
AA		2,224	13	2,156	13	2,125	13	2,148	13	2,039	12
A		4,695	27	4,750	28	4,731	28	4,856	29	4,835	29
BBB		7,281	43	7,091	42	7,059	42	7,185	43	7,130	43
BB		724	4	733	4	762	5	765	4	801	5
B		78	1	80	1	51	—	48	—	38	—
CCC and lower		2	—	2	—	2	—	10	—	9	—

Total private fixed maturity securities		$17,113	100%	$16,857	100%	$16,703	100%	$16,860	100%	$16,670	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Certain derivative balances have been reclassified as of June 30, 2018 and March 31, 2018 to conform to the current period presentation.
(3)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,181	9%	$5,353	9%	$5,398	9%	$5,548	9%	$5,670	9%
State and political subdivisions	2,795	5	2,855	5	2,876	5	2,926	5	2,860	5
Foreign government	2,289	4	2,380	4	2,299	4	2,233	4	2,226	4
U.S. corporate	27,538	46	27,569	46	27,998	46	28,636	46	28,482	45
Foreign corporate	12,173	20	12,002	20	12,257	20	12,611	20	12,623	20
Residential mortgage-backed securities	3,222	6	3,567	6	3,836	6	4,057	6	4,209	7
Commercial mortgage-backed securities	3,156	5	3,349	5	3,342	5	3,446	5	3,414	5
Other asset-backed securities	3,050	5	2,957	5	3,074	5	3,068	5	3,068	5

Total fixed maturity securities	$59,404	100%	$60,032	100%	$61,080	100%	$62,525	100%	$62,552	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,712	22%	$8,616	22%	$8,934	22%	$9,064	22%	$9,062	22%
Utilities	5,674	14	5,785	15	5,800	15	5,951	15	5,920	14
Energy	3,358	8	3,310	8	3,381	8	3,442	8	3,360	8
Consumer—non-cyclical	5,232	13	5,042	13	5,124	13	5,363	13	5,385	13
Consumer—cyclical	1,887	5	1,875	5	1,866	5	1,973	5	1,950	5
Capital goods	2,788	7	2,815	7	2,838	7	2,837	7	2,753	7
Industrial	1,899	5	2,028	5	2,089	5	2,143	5	2,141	5
Technology and communications	3,424	9	3,346	8	3,329	8	3,422	8	3,336	8
Transportation	1,945	5	1,973	5	1,943	5	2,001	5	1,993	5
Other	2,879	7	2,836	7	2,909	7	3,001	7	3,066	8

Subtotal	37,798	95	37,626	95	38,213	95	39,197	95	38,966	95

Non-Investment Grade:
Finance and insurance	177	—	196	—	201	1	199	1	221	1
Utilities	57	—	56	—	77	—	64	—	65	—
Energy	357	1	359	1	456	1	506	1	543	1
Consumer—non-cyclical	193	1	201	1	224	1	180	1	159	—
Consumer—cyclical	220	1	220	1	176	—	172	—	188	1
Capital goods	154	—	157	—	173	—	163	—	155	—
Industrial	219	1	232	1	219	1	247	1	263	1
Technology and communications	448	1	442	1	418	1	405	1	418	1
Transportation	13	—	6	—	17	—	11	—	31	—
Other	75	—	76	—	81	—	103	—	96	—

Subtotal	1,913	5	1,945	5	2,042	5	2,050	5	2,139	5

Total	$39,711	100%	$39,571	100%	$40,255	100%	$41,247	100%	$41,105	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$1,719	3%	$1,701	3%	$1,677	3%	$1,738	3%	$1,966	3%
Due after one year through five years	10,987	18	11,149	19	11,146	18	11,197	18	11,333	18
Due after five years through ten years	12,531	21	12,601	21	12,876	21	12,865	20	12,933	21
Due after ten years	24,739	42	24,708	41	25,129	41	26,154	42	25,629	41

Subtotal	49,976	84	50,159	84	50,828	83	51,954	83	51,861	83
Mortgage and asset-backed securities	9,428	16	9,873	16	10,252	17	10,571	17	10,691	17

Total fixed maturity securities	$59,404	100%	$60,032	100%	$61,080	100%	$62,525	100%	$62,552	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities—taxable	$643	$651	$635	$1,929	$648	$640	$649	$641	$2,578
Fixed maturity securities—non-taxable	3	3	3	9	3	3	3	3	12
Commercial mortgage loans	81	77	82	240	75	78	76	77	306
Restricted commercial mortgage loans related to securitization entities	1	2	2	5	2	3	2	2	9
Equity securities	11	10	10	31	10	9	9	8	36
Other invested assets	41	42	37	120	39	35	30	31	135
Limited partnerships	3	11	2	16	12	4	5	1	22
Restricted other invested assets related to securitization entities	—	—	—	—	—	—	1	—	1
Policy loans	41	41	43	125	33	39	39	42	153
Cash, cash equivalents, restricted cash and short-term investments	13	14	12	39	10	10	10	6	36

Gross investment income before expenses and fees	837	851	826	2,514	832	821	824	811	3,288
Expenses and fees	(22)	(23)	(22)	(67)	(20)	(24)	(23)	(21)	(88)

Net investment income	$815	$828	$804	$2,447	$812	$797	$801	$790	$3,200

Annualized Yields
Fixed maturity securities—taxable	4.5%	4.5%	4.4%	4.5%	4.5%	4.5%	4.6%	4.5%	4.5%
Fixed maturity securities—non-taxable	3.9%	3.8%	3.7%	3.8%	3.7%	3.7%	3.7%	3.7%	3.7%
Commercial mortgage loans	5.0%	4.8%	5.2%	5.0%	4.8%	5.0%	4.9%	5.0%	4.9%
Restricted commercial mortgage loans related to securitization entities	4.5%	8.4%	7.8%	6.9%	7.3%	10.5%	6.7%	6.4%	7.7%
Equity securities	5.7%	5.1%	5.1%	5.3%	5.4%	5.1%	5.3%	4.9%	5.2%
Other invested assets	107.9%	150.0%	129.8%	120.3%	167.7%	1251.7%	601.0%	81.1%	132.4%
Limited partnerships(1)	3.4%	13.8%	2.9%	6.7%	19.1%	6.6%	8.6%	1.9%	9.4%
Restricted other invested assets related to securitization entities	—%	—%	—%	—%	—%	—%	4.8%	—%	1.1%
Policy loans	8.8%	9.0%	9.6%	9.1%	7.3%	8.6%	8.7%	9.6%	8.6%
Cash, cash equivalents, restricted cash and short-term investments	1.8%	1.7%	1.3%	1.6%	1.1%	1.1%	1.0%	0.7%	1.0%

Gross investment income before expenses and fees	4.8%	4.8%	4.8%	4.8%	4.7%	4.7%	4.7%	4.7%	4.7%
Expenses and fees	-0.2%	-0.1%	-0.2%	-0.2%	-0.1%	-0.2%	-0.1%	-0.2%	-0.1%

Net investment income	4.6%	4.7%	4.6%	4.6%	4.6%	4.5%	4.6%	4.5%	4.6%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2018				2017
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(6)	$(7)	$(3)	$(16)	$38	$27	$56	$15	$136
U.S. government, agencies and government-sponsored enterprises	1	—	—	1	1	—	1	(10)	(8)
Foreign corporate	—	(2)	(3)	(5)	1	(2)	3	20	22
Foreign government	(2)	—	—	(2)	—	(1)	1	2	2
Mortgage-backed securities	(2)	2	(2)	(2)	(1)	—	—	—	(1)
Asset-backed securities	—	(1)	—	(1)	(1)	—	(8)	(5)	(14)
Equity securities(1)	—	—	—	—	2	3	—	2	7
Foreign exchange	1	—	(1)	—	1	3	10	5	19

Total net realized gains (losses) on available-for-sale securities	(8)	(8)	(9)	(25)	41	30	63	29	163

Impairments:
Corporate fixed maturity securities	—	—	—	—	—	—	—	(1)	(1)
Limited partnerships	—	—	—	—	(1)	—	(1)	—	(2)
Equity securities	—	—	—	—	(1)	(1)	(1)	—	(3)

Total impairments	—	—	—	—	(2)	(1)	(2)	(1)	(6)

Net realized gains (losses) on equity securities sold(1)	—	8	2	10	—	—	—	—	—
Net unrealized gains (losses) on equity securities still held(1)	—	3	(18)	(15)	—	—	—	—	—
Trading securities	—	—	—	—	—	—	1	—	1
Limited partnerships	3	(2)	7	8	—	—	—	—	—
Commercial mortgage loans held-for-sale market valuation allowance	—	—	—	—	—	1	1	1	3
Net gains (losses) related to securitization entities	—	—	—	—	2	1	2	2	7
Derivative instruments	18	(15)	(13)	(10)	4	54	36	3	97

Net investment gains (losses), gross	13	(14)	(31)	(32)	45	85	101	34	265
Adjustment for DAC and other intangible amortization and certain benefit reserves	3	1	3	7	3	—	—	—	3
Adjustment for net investment (gains) losses attributable to noncontrolling interests	(13)	1	11	(1)	(7)	(23)	(22)	(14)	(66)

Net investment gains (losses), net	$3	$(12)	$(17)	$(26)	$41	$62	$79	$20	$202

(1)

The change in the classification of equity securities related to the impact of adopting new accounting guidance related to the recognition and measurement of financial assets and financial liabilities on January 1, 2018.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
U.S. GAAP Basis ROE
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$801	$762	$774	$817	$342
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,426	$10,264	$10,091	$9,923	$9,778
U.S. GAAP Basis ROE(1)/(2)	7.7%	7.4%	7.7%	8.2%	3.5%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$796	$727	$678	$696	$233
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,426	$10,264	$10,091	$9,923	$9,778
Operating ROE(1)/(2)	7.6%	7.1%	6.7%	7.0%	2.4%

Quarterly Average ROE	Three months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
U.S. GAAP Basis ROE
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$146	$190	$112	$353	$107
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,657	$10,487	$10,391	$10,213	$9,979
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	5.5%	7.2%	4.3%	13.8%	4.3%

Operating ROE
Adjusted operating income for the period ended(3)	$145	$200	$125	$326	$76
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,657	$10,487	$10,391	$10,213	$9,979
Annualized Operating Quarterly Basis ROE(3)/(4)	5.4%	7.6%	4.8%	12.8%	3.0%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

(3)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Reconciliation of Core Yield

		2018				2017
	(Assets—amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$72.6	$73.1	$74.6	$72.6	$76.3	$75.9	$76.1	$74.7	$76.3
	Subtract:
	Securities lending	0.2	0.2	0.2	0.2	0.3	0.2	0.2	0.3	0.3
	Unrealized gains (losses)	2.2	2.7	3.7	2.2	5.4	5.1	5.6	4.6	5.4

	Adjusted end of period invested assets and cash	$70.2	$70.2	$70.7	$70.2	$70.6	$70.6	$70.3	$69.8	$70.6

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.2	$70.4	$70.7	$70.4	$70.6	$70.5	$70.1	$69.7	$70.1
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	—	—	0.1	—	—	0.1	0.1	0.1	0.1

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	$70.2	$70.4	$70.6	$70.4	$70.6	$70.4	$70.0	$69.6	$70.0

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$815	$828	$804	$2,447	$812	$797	$801	$790	$3,200
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	9	11	28	13	10	8	6	37
	Other non-core items(2)	1	2	(2)	1	3	3	8	3	17
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	1	—	1	2	2	1	2	1	6

(D)	Core Net Investment Income	$805	$817	$794	$2,416	$794	$783	$783	$780	$3,140

(C) / (A)	Reported Yield	4.64%	4.70%	4.55%	4.63%	4.60%	4.52%	4.57%	4.53%	4.56%
(D) / (B)	Core Yield	4.59%	4.64%	4.50%	4.58%	4.50%	4.45%	4.47%	4.48%	4.48%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

Financial Strength Ratings As Of October 29, 2018

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Ba1 (Questionable)	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+ (Strong)	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+ (Strong)	Baa1 (Adequate)	Not rated
Genworth Life Insurance Company	B- (Weak)	B3 (Poor)	B- (Fair)
Genworth Life and Annuity Insurance Company	B- (Weak)	Ba3 (Questionable)	B+ (Good)
Genworth Life Insurance Company of New York	B- (Weak)	B3 (Poor)	B- (Fair)

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BB” (Marginal) or “B” (Weak) have strong, marginal or weak financial security characteristics, respectively. The “A,” “BB” and “B” ranges are the third-, fifth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “BB+” and “B-” ratings are the fifth-, eleventh- and sixteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) or “B” (Poor) offer questionable financial security. The “Baa” (Adequate), “Ba” (Questionable) and “B” (Poor) ranges are the fourth-, fifth- and sixth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa1,” “Ba1,” "Ba3" and “B3” ratings are the eighth-, eleventh-, thirteenth- and sixteenth-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that its “B+” (Good) rating is assigned to those companies that have, in its opinion, a good ability to meet their ongoing insurance obligations while “B-” (Fair) is assigned to those companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations. The “B+” (Good) and “B-” (Fair) ratings are the sixth- and eighth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.